UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                      January 18, 2006 (JANUARY 15, 2006)

                                ZONE 4 PLAY, INC.
             (Exact name of registrant as specified in its charter)

           NEVADA                  000-51255                     98-0374121
--------------------------------------------------------------------------------
(State or other jurisdiction      (Commission                   (IRS Employer
       of incorporation)          File Number)               Identification No.)

   103 FOULK ROAD, WILMINGTON, DE                                       19803
----------------------------------------                              ----------
(Address of principal executive offices)                              (Zip Code)

                                 (302) 691-6177
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On January 15, 2006, Adiv Baruch was appointed as an additional member of the Board of Directors of Zone 4 Play, Inc. (the "Company"), by the existing Board of Directors, filling a vacancy, and the Company and Mr. Baruch entered into a Director Appointment Agreement (the "Agreement"). Currently, Mr. Barcuh is not expected to be named as a member of any committee of the Board of Directors.

Pursuant to the terms of the Agreement, the Company agreed to grant Mr. Baruch an option to purchase up to 192,261 shares of common stock of the Company under the terms of the Company's option plan ("Option") at an exercise price per share of $1. The Option vests in three equal annual installments, whereby Mr. Baruch has the right to purchase 1/3 of the shares subject to the Option at the expiration of the first, second and third year respectively from the date of the Agreement, provided that Mr. Baruch remains a member of the Board of Directors at such time. In the event of a termination of the Agreement for cause at any time, the Option, to the extent not exercised, shall terminate and be cancelled and non-exercisable.

Mr. Baruch, age 42, is the President and Chief Executive Officer of BOS Better On-Line Solutions Ltd. In addition Mr. Baruch is actively involved as the Chairman of the Israeli Export Institute Hi-Tech and Telecom Division., Prior to joining BOS Mr. Baruch served as Executive Vice President Business Development of Ness Technologies, the largest IT firm in Israel, and is considered one of the founding members of the company. Mr. Baruch is also a former partner and active director of IPEX, acquired by Ness. Mr. Baruch has served in the capacity of founder, executive, and director for several IT companies and Internet start-ups, and was significantly involved in the M&A process and in assisting these companies in their global expansion.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

     Exhibit 10.1 Director Appointment Agreement dated as of January 15, 2006 by and between Zone 4 Play, Inc. and Adiv Baruch.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                         ZONE 4 PLAY, INC.
                                                         (Registrant)

                                                         By: /s/ Uri Levy
Date: January 18, 2006                                   ----------------
                                                         Uri Levy
                                                         Chief Financial Officer